Exhibit 32.1
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   CHIEF EXECUTIVE OFFICER'S CERTIFICATION TO U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Form 10-QSB of ZAP for the three months ended March 31, 2004

Steven M. Schneider, Director and Chief Executive Officer of ZAP, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) such Form Type of ZAP for the three months ended March 31, 2004 fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange of 1934; and

(2) the information contained in such Form 10-QSB of ZAP for the three months ended March 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of ZAP.






/s/ Steve  Schneider
-------------------------
Steve  Schneider
Director and Chief Executive Officer


May 14, 2004